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                                                                   EXHIBIT 23.01






                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 33-56458, 333-34290, 333-57438, 333-57432,
333-57450) of Monro Muffler Brake, Inc. of our report dated May 16, 2001, appearing in Item 8 of the Monro Muffler Brake, Inc. Annual Report on Form 10-K/A for the year ended March 31, 2001.


PRICEWATERHOUSECOOPERS LLP

Rochester, New York
June 26, 2001


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